Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Total	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	2%	4%	—	1%
US	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194	3,135	9,329	3,284	12,613	5%	6%	N/A	N/A
Europe Pharmaceuticals	827	883	1,710	911	2,621	1,004	3,625	886	822	1,708	804	2,512	936	3,448	(7)%	(5)%	(7)%	(4)%
JPAC Pharmaceuticals	326	372	698	394	1,092	430	1,522	371	403	774	419	1,193	458	1,651	7%	8%	7%	9%
Intercon Pharmaceuticals	196	215	411	213	624	219	843	225	199	424	207	631	225	856	3%	2%	—	2%
Emerging Markets	166	174	340	203	543	210	753	203	201	404	211	615	189	804	(10)%	7%	2%	4%
Other	41	47	88	55	143	55	198	33	38	71	22	93	19	112	(65)%	(43)%	(7)%	—

% of Total Sales	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—	—
US Pharmaceuticals	64.0%	63.8%	63.9%	62.9%	63.5%	61.9%	63.1%	64.3%	65.1%	64.7%	65.3%	64.9%	64.3%	64.7%	240	160
Europe Pharmaceuticals	19.1%	18.9%	19.0%	19.0%	19.0%	19.9%	19.3%	18.4%	17.2%	17.8%	16.8%	17.5%	18.3%	17.7%	(160)	(160)
JPAC Pharmaceuticals	7.6%	8.0%	7.7%	8.2%	7.9%	8.5%	8.1%	7.7%	8.5%	8.1%	8.7%	8.3%	9.0%	8.5%	50	40
Intercon Pharmaceuticals	4.5%	4.6%	4.6%	4.5%	4.5%	4.4%	4.5%	4.7%	4.2%	4.4%	4.3%	4.4%	4.4%	4.4%	—	(10)
Emerging Markets	3.8%	3.7%	3.8%	4.2%	4.0%	4.2%	4.0%	4.2%	4.2%	4.2%	4.4%	4.3%	3.7%	4.1%	(50)	10
Other	1.0%	1.0%	1.0%	1.2%	1.1%	1.1%	1.0%	0.7%	0.8%	0.8%	0.5%	0.6%	0.3%	0.6%	(80)	(40)

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2010

($ in millions)

QUARTER-TO-DATE

	US	Non-US	Total

Price Increases/(Decreases)	2%	-4%	—
Foreign Exchange	—	-2%	—
Volume	3%	1%	2%

Total Change	5%	-5%	2%

Total 2010 Period to Date Sales	$3,284	$1,827	$5,111
Total 2009 Period to Date Sales	$3,115	$1,918	$5,033

YEAR-TO-DATE

	US	Non-US	Total

Price Increases/(Decreases)	3%	-4%	1%
Foreign Exchange	—	1%	1%
Volume	3%	2%	2%

Total Change	6%	-1%	4%

Total 2010 Period to Date Sales	$12,613	$6,871	$19,484
Total 2009 Period to Date Sales	$11,867	$6,941	$18,808

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS FROM CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Net Sales	$4,322	$4,665	$8,987	$4,788	$13,775	$5,033	$18,808	$4,807	$4,768	$9,575	$4,798	$14,373	$5,111	$19,484	2%	4%

Cost of products sold	1,165	1,225	2,390	1,317	3,707	1,433	5,140	1,306	1,277	2,583	1,280	3,863	1,414	5,277	(1)%	3%
Marketing, selling and administrative	901	922	1,823	953	2,776	1,170	3,946	900	894	1,794	892	2,686	1,000	3,686	(15)%	(7)%
Advertising and product promotion	248	298	546	256	802	334	1,136	212	263	475	231	706	271	977	(19)%	(14)%
Research and development	908	811	1,719	820	2,539	1,108	3,647	910	822	1,732	824	2,556	1,010	3,566	(9)%	(2)%
Provision for restructuring, net	19	19	38	51	89	47	136	11	24	35	15	50	63	113	34%	(17)%
Litigation expense, net	104	28	132	—	132	—	132	—	—	—	22	22	(41)	(19)	—	114%
Equity in net income of affiliates	(146)	(150)	(296)	(139)	(435)	(115)	(550)	(97)	(85)	(182)	(70)	(252)	(61)	(313)	(47)%	(43)%
Other (income) /expense, net	(72)	(10)	(82)	(35)	(117)	(264)	(381)	113	(19)	94	(10)	84	42	126	(116)%	(133)%

Total expenses	3,127	3,143	6,270	3,223	9,493	3,713	13,206	3,355	3,176	6,531	3,184	9,715	3,698	13,413	—	2%

Earnings from Continuing Operations Before Income Taxes	$1,195	$1,522	$2,717	$1,565	$4,282	$1,320	$5,602	$1,452	$1,592	$3,044	$1,614	$4,658	$1,413	$6,071	7%	8%
Provision for income taxes	275	353	628	366	994	188	1,182	351	324	675	312	987	571	1,558	*	32%

Net Earnings from Continuing Operations	$920	$1,169	$2,089	$1,199	$3,288	$1,132	$4,420	$1,101	$1,268	$2,369	$1,302	$3,671	$842	$4,513	(26)%	2%
Net Earnings Attributable to Noncontrolling Interest	271	289	560	307	867	314	1,181	358	341	699	353	1,052	359	1,411	14%	19%

Net Earnings from Continuing Operations Attributable to BMS Company	$649	$880	$1,529	$892	$2,421	$818	$3,239	$743	$927	$1,670	$949	$2,619	$483	$3,102	(41)%	(4)%

Contingently convertible debt interest expense and earnings attributable to unvested shares	(4)	(5)	(8)	(5)	(13)	(4)	(17)	(3)	(3)	(7)	(4)	(11)	(2)	(12)	(50)%	(29)%

Net Earnings used for Diluted EPS Calc - Continuing Operations-Attributable to BMS Company	$645	$875	$1,521	$887	$2,408	$814	$3,222	$740	$924	$1,663	$945	$2,608	$481	$3,090	(41)%	(4)%

Diluted Earnings Attributable to BMS Company per Common Share** - Continuing Operations	$0.33	$0.44	$0.77	$0.45	$1.21	$0.41	$1.63	$0.43	$0.53	$0.96	$0.55	$1.51	$0.28	$1.79	(32)%	10%

Average Common Shares Outstanding - Diluted	1,981	1,983	1,982	1,984	1,982	1,967	1,978	1,725	1,728	1,727	1,726	1,726	1,723	1,727	(12)%	(13)%
Dividends declared per common share	$0.31	$0.31	$0.62	$0.31	$0.93	$0.32	$1.25	$0.32	$0.32	$0.64	$0.32	$0.96	$0.33	$1.29	3%	3%

% of Net Sales	2009							2010							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Gross Margin	73.0%	73.7%	73.4%	72.5%	73.1%	71.5%	72.7%	72.8%	73.2%	73.0%	73.3%	73.1%	72.3%	72.9%	80	20

Cost of products sold	27.0%	26.3%	26.6%	27.5%	26.9%	28.5%	27.3%	27.2%	26.8%	27.0%	26.7%	26.9%	27.7%	27.1%	(80)	(20)

Marketing, selling and administrative	20.8%	19.8%	20.3%	19.9%	20.2%	23.2%	21.0%	18.7%	18.8%	18.7%	18.6%	18.7%	19.6%	18.9%	(360)	(210)
Advertising and product promotion	5.7%	6.4%	6.1%	5.3%	5.8%	6.6%	6.0%	4.4%	5.5%	5.0%	4.8%	4.9%	5.3%	5.0%	(130)	(100)
Research and development	21.0%	17.4%	19.1%	17.1%	18.4%	22.0%	19.4%	18.9%	17.2%	18.1%	17.2%	17.8%	19.8%	18.3%	(220)	(110)
Total expenses	72.4%	67.4%	69.8%	67.3%	68.9%	73.8%	70.2%	69.8%	66.6%	68.2%	66.4%	67.6%	72.4%	68.8%	(140)	(140)
Earnings from Continuing Operations Before Income Taxes	27.6%	32.6%	30.2%	32.7%	31.1%	26.2%	29.8%	30.2%	33.4%	31.8%	33.6%	32.4%	27.6%	31.2%	140	140
Net Earnings from Continuing Operations Attributable to BMS Company	15.0%	18.9%	17.0%	18.6%	17.6%	16.3%	17.2%	15.5%	19.4%	17.4%	19.8%	18.2%	9.5%	15.9%	(680)	(130)

Other Ratios
Effective Tax Rate	23.0%	23.2%	23.1%	23.4%	23.2%	14.2%	21.1%	24.2%	20.4%	22.2%	19.3%	21.2%	40.4%	25.7%	2,620	460

Other (Income)/Expense, net	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Interest expense	$52	$42	$94	$47	$141	$43	$184	$33	$32	$65	$38	$103	$42	$145	(2)%	(21)%
Interest income	(13)	(14)	(27)	(13)	(40)	(14)	(54)	(15)	(16)	(31)	(23)	(54)	(21)	(75)	50%	39%
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	—	—	200	15	215	10	225	11	236	—	—
(Gain)/Loss on debt repurchase	—	(11)	(11)	4	(7)	—	(7)	—	—	—	—	—	6	6	—	(186)%
Net foreign exchange transaction (gains)/losses	(13)	17	4	13	17	(15)	2	(16)	(16)	(32)	9	(23)	17	(6)	*	*
Gain on sale of product lines, businesses and assets	(44)	(11)	(55)	(17)	(72)	(288)	(360)	(10)	(5)	(15)	(21)	(36)	(3)	(39)	(99)%	(89)%
Acquisition related items	—	—	—	(10)	(10)	—	(10)	—	—	—	—	—	10	10	—	(200)%
Other income from alliance partners	(35)	(34)	(69)	(50)	(119)	(29)	(148)	(50)	(44)	(94)	(28)	(122)	(14)	(136)	(52)%	(8)%
Pension curtailment and settlement charges	—	25	25	—	25	18	43	—	14	14	2	16	12	28	(33)%	(35)%
Other	(19)	(24)	(43)	(9)	(52)	21	(31)	(29)	1	(28)	3	(25)	(18)	(43)	186%	39%

	($72)	($10)	($82)	($35)	($117)	($264)	($381)	$113	($19)	$94	($10)	$84	$42	$126	(116)%	(133)%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING

FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 30, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX

Net sales	$5,111	$5,033	$78	2%	(42)	$5,153	—	2%
Marketing, selling and administrative (a)	1,000	1,170	(170)	(15)%	9	1,009	1%	(14)%
Marketing, selling and administrative excluding specified items (b)	992	1,025	(33)	(3)%	12	1,004	1%	(2)%
Advertising and product promotion	271	334	(63)	(19)%	—	271	—	(19)%
Research and development	1,010	1,108	(98)	(9)%	(1)	1,009	—	(9)%
Research and development excluding specified items (b)	940	935	5	1%	—	940	(1)%	—

(a) General and administrative	383	540	(157)	(29)%	1	384	—	(29)%
General and administrative excluding specified items (c)	375	395	(20)	(5)%	3	378	1%	(4)%

(b)	Please refer to the Specified Items QTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.
(c)	The following table provides a reconciliation of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	383	540
Specified Items:
Process standardization implementation costs	8	45
BMS foundation funding initiative	—	100

General and administrative excluding specified items	375	395

YEAR-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$19,484	$18,808	676	4%	50	$19,434	1%	3%
Marketing, selling and administrative (a)	3,686	3,946	(260)	(7)%	3	3,689	—	(7)%
Marketing, selling and administrative excluding specified items (b)	3,651	3,736	(85)	(2)%	3	3,654	—	(2)%
Advertising and product promotion	977	1,136	(159)	(14)%	(6)	971	(1)%	(15)%
Research and development	3,566	3,647	(81)	(2)%	(6)	3,560	—	(2)%
Research and development excluding specified items (b)	3,424	3,300	124	4%	(6)	3,418	—	4%

(a) General and administrative	1,394	1,594	(200)	(13)%	(2)	1,392	—	(13)%
General and administrative excluding specified items (c)	1,359	1,384	(25)	(2)%	(2)	1,357	—	(2)%

(b)	Please refer to the Specified Items YTD tab for detail of specified items and the GAAP to Non-GAAP P&L tab for reconciliation.
(c)	The following table provides a reconciliation table of General and administrative GAAP to Non-GAAP figures:

	2010	2009
General and administrative	1,394	1,594
Specified Items:
Process standardization implementation costs	35	110
BMS foundation funding initiative	—	100

General and administrative excluding specified items	1,359	1,384

*	The company calculates the foreign exchange (FX) impact by determining the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED DECEMBER 31, 2010

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Plavix	1,715	1,618	97	6%	(2)	1,717	—	6%
Avapro/Avalide	252	339	(87)	(26)%	—	252	—	(26)%
Abilify	707	707	—	—	(6)	713	(1)%	1%
Reyataz	374	388	(14)	(4)%	(7)	381	(2)%	(2)%
Sustiva Franchise	360	358	2	1%	(9)	369	(2)%	3%
Baraclude	264	212	52	25%	4	260	4%	21%
Erbitux	165	167	(2)	(1)%	1	164	1%	(2)%
Sprycel	169	119	50	42%	(3)	172	(3)%	45%
Ixempra	30	28	2	7%	—	30	(3)%	10%
Orencia	202	168	34	20%	(1)	203	(1)%	21%
Onglyza/Kombiglyze	73	4	69	*	(1)	74	—	*

Mature Products and All Other	800	925	(125)	(14)%	(18)	818	(2)%	(12)%

YEAR-TO-DATE

	2010	2009	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2010 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX

Plavix	6,666	6,146	520	8%	24	6,642	—	8%
Avapro/Avalide	1,176	1,283	(107)	(8)%	16	1,160	2%	(10)%
Abilify	2,565	2,592	(27)	(1)%	(12)	2,577	—	(1)%
Reyataz	1,479	1,401	78	6%	(8)	1,487	—	6%
Sustiva Franchise	1,368	1,277	91	7%	(14)	1,382	(1)%	8%
Baraclude	931	734	197	27%	19	912	3%	24%
Erbitux	662	683	(21)	(3)%	1	661	—	(3)%
Sprycel	576	421	155	37%	2	574	1%	36%
Ixempra	117	109	8	7%	—	117	—	7%
Orencia	733	602	131	22%	1	732	—	22%
Onglyza/Kombiglyze	158	24	134	*	(1)	159	—	*

Mature Products and All Other	3,053	3,536	(483)	(14)%	22	3,031	—	(14)%

*	In excess of +/- 200%
**	The company calculates the foreign exchange (FX) impact by determining the change in a product’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	4,322	4,665	8,987	4,788	13,775	5,033	18,808	4,807	4,768	9,575	4,798	14,373	5,111	19,484	2%	4%	—	1%

Key Products
Plavix	1,435	1,539	2,974	1,554	4,528	1,618	6,146	1,666	1,627	3,293	1,658	4,951	1,715	6,666	6%	8%	—	—
Avapro/Avalide	302	313	615	329	944	339	1,283	314	307	621	303	924	252	1,176	(26)%	(8)%	—	2%
Abilify (b)	589	643	1,232	653	1,885	707	2,592	617	633	1,250	608	1,858	707	2,565	—	(1)%	(1)%	—
Reyataz	322	331	653	360	1,013	388	1,401	373	357	730	375	1,105	374	1,479	(4)%	6%	(2)%	—
Sustiva Franchise (a)	292	312	604	315	919	358	1,277	335	331	666	342	1,008	360	1,368	1%	7%	(2)%	(1)%
Baraclude	152	179	331	191	522	212	734	216	223	439	228	667	264	931	25%	27%	4%	3%
Erbitux	164	173	337	179	516	167	683	166	172	338	159	497	165	662	(1)%	(3)%	1%	—
Sprycel	88	107	195	107	302	119	421	131	132	263	144	407	169	576	42%	37%	(3)%	1%
Ixempra	24	29	53	28	81	28	109	29	29	58	29	87	30	117	7%	7%	(3)%	—
Orencia	124	148	272	162	434	168	602	169	178	347	184	531	202	733	20%	22%	(1)%	—
Onglyza/Kombiglyze	—	—	—	20	20	4	24	10	28	38	47	85	73	158	*	*	—	—

Mature Products and All Other (c)	830	891	1,721	890	2,611	925	3,536	781	751	1,532	721	2,253	800	3,053	(14)%	(14)%	(2)%	—

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,892	2,050	3,942	2,055	5,997	2,118	8,115	2,129	2,069	4,198	2,086	6,284	2,111	8,395	—	3%	1%	—
Virology	794	848	1,642	890	2,532	981	3,513	945	929	1,874	963	2,837	1,017	3,854	4%	10%	(1)%	—
Oncology	407	450	857	447	1,304	437	1,741	435	444	879	443	1,322	478	1,800	9%	3%	—	1%
Neuroscience	621	660	1,281	668	1,949	727	2,676	635	650	1,285	618	1,903	715	2,618	(2)%	(2)%	(2)%	—
Immunoscience	124	148	272	162	434	168	602	169	178	347	184	531	202	733	20%	22%	(1)%	—
Metabolics	25	36	61	52	113	30	143	37	55	92	75	167	97	264	*	85%	(2)%	—
Other Therapeutic Areas	459	473	932	514	1,446	572	2,018	457	443	900	429	1,329	491	1,820	(14)%	(10)%	(6)%	(1)%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes products which have lost their exclusivity in major markets, over the counter brands and $15M of Recothrom sales in 2010.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	2,766	2,974	5,740	3,012	8,752	3,115	11,867	3,089	3,105	6,194	3,135	9,329	3,284	12,613	5%	6%

Key Products
Plavix	1,296	1,393	2,689	1,406	4,095	1,461	5,556	1,531	1,496	3,027	1,534	4,561	1,593	6,154	9%	11%	(4)%	(1)%
Avapro/Avalide	173	179	352	186	538	184	722	186	170	356	168	524	118	642	(36)%	(11)%	(20)%	(17)%
Abilify (b)	481	518	999	520	1,519	563	2,082	470	491	961	462	1,423	535	1,958	(5)%	(6)%	2%	5%
Reyataz	176	169	345	186	531	196	727	186	185	371	189	560	194	754	(1)%	4%	(1)%	4%
Sustiva Franchise (a)	190	194	384	195	579	224	803	214	213	427	227	654	227	881	1%	10%	4%	7%
Baraclude	36	39	75	41	116	44	160	42	42	84	46	130	49	179	11%	12%	8%	12%
Erbitux	162	171	333	175	508	163	671	163	168	331	155	486	160	646	(2)%	(4)%	N/A	N/A
Sprycel	30	33	63	28	91	32	123	38	42	80	47	127	61	188	91%	53%	4%	5%
Ixempra	22	26	48	26	74	25	99	25	26	51	25	76	23	99	(8)%	—	N/A	N/A
Orencia	99	116	215	126	341	126	467	126	137	263	138	401	146	547	16%	17%	N/A	N/A
Onglyza/Kombiglyze	—	—	—	20	20	2	22	6	23	29	37	66	53	119	*	*	*	*

Mature Products and All Other (c)	101	136	237	103	340	95	435	102	112	214	107	321	125	446	32%	3%

	2009							2010							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,515	1,652	3,167	1,650	4,817	1,693	6,510	1,770	1,707	3,477	1,743	5,220	1,770	6,990	5%	7%
Virology	406	404	810	424	1,234	466	1,700	445	441	886	462	1,348	472	1,820	1%	7%
Oncology	218	233	451	233	684	219	903	233	239	472	233	705	249	954	14%	6%
Neuroscience	491	513	1,004	520	1,524	566	2,090	473	494	967	464	1,431	538	1,969	(5)%	(6)%
Immunoscience	99	116	215	126	341	126	467	126	137	263	138	401	146	547	16%	17%
Metabolics	11	21	32	36	68	12	80	16	30	46	48	94	61	155	*	94%
Other Therapeutic Areas	26	35	61	23	84	33	117	26	57	83	47	130	48	178	45%	52%

*	In excess of +/- 200%
**	The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit which is a product of WK’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. The change in SPRYCEL demand is calculated based upon tablets sold though retail and mail order channels based upon data obtained from the IMS Health (IMS) National Sales Perspectives Audit, which is a product of IMS’s own recordkeeping and projection processes. As such, the data is subject to the inherent limitations of estimates based on sampling and may include a margin of error. ERBITUX, IXEMPRA and ORENCIA are parenterally administered products and do not have prescription-level data as physicians do not write prescriptions for these products.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement and U.S. healthcare reform.

	2009		2010		% Change
	4th Qtr	Year	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Abilify Net Sales As Reported	563	2,082	535	1,958	-5%	-6%
Contractual share change from 65% to 58%	—	—	65	236	N/A	N/A
Incremental amortization of extension payment	—	—	—	16	N/A	N/A
U.S. healthcare reform	—	—	25	107	N/A	N/A

Abilify Net Sales - Adjusted	563	2,082	625	2,317	11%	11%

(c)	Includes products which have lost their exclusivity in major markets, over the counter brands and $15M of Recothrom sales in 2010.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

TOTAL	1,556	1,691	3,247	1,776	5,023	1,918	6,941	1,718	1,663	3,381	1,663	5,044	1,827	6,871	(5)%	(1)%	(2)%	1%

Key Products
Plavix	139	146	285	148	433	157	590	135	131	266	124	390	122	512	(22)%	(13)%	—	4%
Avapro/Avalide	129	134	263	143	406	155	561	128	137	265	135	400	134	534	(14)%	(5)%	—	3%
Abilify (b)	108	125	233	133	366	144	510	147	142	289	146	435	172	607	19%	19%	(6)%	(2)%
Reyataz	146	162	308	174	482	192	674	187	172	359	186	545	180	725	(6)%	8%	(3)%	(1)%
Sustiva Franchise (a)	102	118	220	120	340	134	474	121	118	239	115	354	133	487	(1)%	3%	(6)%	(3)%
Baraclude	116	140	256	150	406	168	574	174	181	355	182	537	215	752	28%	31%	2%	3%
Erbitux	2	2	4	4	8	4	12	3	4	7	4	11	5	16	25%	33%	3%	5%
Sprycel	58	74	132	79	211	87	298	93	90	183	97	280	108	388	24%	30%	(3)%	—
Ixempra	2	3	5	2	7	3	10	4	3	7	4	11	7	18	133%	80%	1%	3%
Orencia	25	32	57	36	93	42	135	43	41	84	46	130	56	186	33%	38%	(3)%	1%
Onglyza/Kombiglyze	—	—	—	—	—	2	2	4	5	9	10	19	20	39	*	*	—	—

Mature Products and All Other (c)	729	755	1,484	787	2,271	830	3,101	679	639	1,318	614	1,932	675	2,607	(19)%	(16)%	(2)%	1%

	2009							2010							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	377	398	775	405	1,180	425	1,605	359	362	721	343	1,064	341	1,405	(20)%	(12)%	(1)%	3%
Virology	388	444	832	466	1,298	515	1,813	500	488	988	501	1,489	545	2,034	6%	12%	(2)%	—
Oncology	189	217	406	214	620	218	838	202	205	407	210	617	229	846	5%	1%	2%	3%
Neuroscience	130	147	277	148	425	161	586	162	156	318	154	472	177	649	10%	11%	(6)%	(1)%
Immunoscience	25	32	57	36	93	42	135	43	41	84	46	130	56	186	33%	38%	(5)%	1%
Metabolics	14	15	29	16	45	18	63	21	25	46	27	73	36	109	100%	73%	(3)%	—
Other Therapeutic Areas	433	438	871	491	1,362	539	1,901	431	386	817	382	1,199	443	1,642	(18)%	(14)%	(3)%	1%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(c)	Includes products which have lost their exclusivity in major markets and over the counter brands.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$5,111	—	$5,111
Cost of products sold	1,414	(28)	1,386

Gross Profit	3,697	28	3,725

Gross profit as a % of sales	72.3%	0.6%	72.9%

Marketing, selling and administrative	1,000	(8)	992
Advertising and product promotion	271	—	271

Total SG&A	1,271	(8)	1,263

SG&A as a % of sales	24.9%	(0.2)%	24.7%

Research and development	1,010	(70)	940

R&D as a % of sales	19.8%	(1.4)%	18.4%

Operating Margin	1,416	106	1,522

Operating Margin as a % of sales	27.7%	2.1%	29.8%

Provision for restructuring, net	63	(63)	—
Litigation expense, net	(41)	41	—
Equity in net income of affiliates	(61)	—	(61)
Other (income)/expense, net	42	(35)	7

Earnings from Continuing Operations Before Income Taxes	$1,413	163	$1,576

Provision for income taxes	571	(161)	410

Net Earnings - Continuing Operations	$842	324	$1,166

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	359		359

Net Earnings - Continuing Operations Attributable to BMS Company	$483	324	$807
Contingently convertible debt interest expense and earnings attributable to unvested shares	(2)		(2)

Net Earnings used for Diluted EPS Calc - Continuing Operations - Attributable to BMS Company	$481	324	$805

Average Common Shares Outstanding - Diluted	1,723		1,723
Diluted EPS - Continuing Operations Attributable to BMS Company	$0.28	0.19	$0.47

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	9.5%	6.3%	15.8%

Effective Tax Rate	40.4%	(14.4)%	26.0%

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP RESULTS OF CONTINUING OPERATIONS

TO NON-GAAP RESULTS OF CONTINUING OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010

(Unaudited, amounts in millions except per share data)

	GAAP	Specified Items	Non GAAP
Net Sales	$19,484	—	$19,484
Cost of products sold	5,277	(113)	5,164

Gross Profit	14,207	113	14,320

Gross profit as a % of sales	72.9%	0.6%	73.5%

Marketing, selling and administrative	3,686	(35)	3,651
Advertising and product promotion	977	—	977

Total SG&A	4,663	(35)	4,628

SG&A as a % of sales	23.9%	(0.1)%	23.8%

Research and development	3,566	(142)	3,424

R&D as a % of sales	18.3%	(0.7)%	17.6%

Operating Margin	5,978	290	6,268

Operating Margin as a % of sales	30.7%	1.5%	32.2%

Provision for restructuring, net	113	(113)	—
Litigation expense, net	(19)	19	—
Equity in net income of affiliates	(313)	—	(313)
Other (income)/expense, net	126	(281)	(155)

Earnings from Continuing Operations Before Income Taxes	$6,071	665	$6,736

Provision for income taxes	1,558	32	1,590

Net Earnings - Continuing Operations	$4,513	633	$5,146

Net Earnings - Continuing Operations Attributable to Noncontrolling Interest	1,411		1,411

Net Earnings - Continuing Operations Attributable to BMS Company	$3,102	633	$3,735
Contingently convertible debt interest expense and earnings attributable to unvested shares	(12)		(12)

Net Earnings used for Diluted EPS Calc - Continuing Operations - Attributable to BMS Company	$3,090	633	$3,723

Average Common Shares Outstanding - Diluted	1,727		1,727
Diluted EPS - Continuing Operations Attributable to BMS Company	$1.79	0.37	$2.16

Net Earnings from Continuing Operations Attributable to BMS Company as a % of sales	15.9%	3.3%	19.2%

Effective Tax Rate	25.7%	(2.1)%	23.6%

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009

($ in millions)

Three months ended December 31, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$63	$—	$—	$63
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	11	11
Accelerated depreciation, asset impairment and other shutdown costs	28	—	—	—	—	—	28
Pension curtailment and settlement charges	—	—	—	—	—	10	10
Process standardization implementation costs	—	8	—	—	—	—	8

Total Restructuring	28	8	—	63	—	21	120

Other:
Litigation charges, net	—	—	—	—	(41)	—	(41)
Upfront licensing, milestone and other payments	—	—	60	—	—	—	60
IPRD Impairment	—	—	10	—	—	—	10
Acquisition related items	—	—	—	—	—	10	10
Product liability charges	—	—	—	—	—	4	4

Total	$28	$8	$70	$63	$(41)	$35	163

Income taxes on items above							(46)
Specified tax charge							207

Decrease to Net Earnings from Continuing Operations							$324

Three months ended December 31, 2009

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$42	$—	$42
Accelerated depreciation, asset impairment, and other shutdown costs	35	—	—	5	—	40
Pension curtailment and settlement charges	—	—	—	—	11	11
Process standardization implementation costs	—	45	—	—	—	45
Gain on sale of product lines, businesses and assets	—	—	—	—	(288)	(288)

Total Restructuring	35	45	—	47	(277)	(150)

Other:
BMS foundation funding initiative	—	100	—	—	—	100
Loss on sale of investments	—	—	—		31	31
Upfront licensing, milestone and other payments	—	—	173	—	—	173

Total	$35	$145	$173	$47	$(246)	154

Income taxes on items above						(44)

Decrease to Net Earnings from Continuing Operations						$110

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009

($ in millions)

Twelve months ended December 31, 2010

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$113	$—	$—	$113
Impairment and loss on sale of manufacturing operations	—	—	—	—	—	236	236
Accelerated depreciation, asset impairment and other shutdown costs	113	—	—	—	—	—	113
Pension curtailment and settlement charges	—	—	—	—	—	18	18
Process standardization implementation costs	—	35	—	—	—	—	35
Gain on sale of product lines, businesses and assets	—	—	—	—	—	—	—

Total Restructuring	113	35	—	113	—	254	515

Other:
Litigation charges, net	—	—	—	—	(19)	—	(19)
Upfront licensing, milestone and other payments	—	—	132	—	—	—	132
IPRD Impairment	—	—	10	—	—	—	10
Acquisition related items	—	—	—	—		10	10
Product liability charges/ (insurance recoveries)	—	—	—	—	—	17	17

Total	$113	$35	$142	$113	$(19)	$281	665

Income taxes on items above							(180)
Out-of-period tax adjustment							(59)
Specified tax charge							207

Decrease to Net Earnings from Continuing Operations							$633

Twelve months ended December 31, 2009

	Cost of products sold	Marketing, selling and administrative	Research and development	Provision for restructuring	Litigation expense	Other (income)/ expense	Total

Restructuring Activity:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$122	$—	$—	$122
Accelerated depreciation, asset impairment and other shutdown costs	115	—	—	14	—	—	129
Pension curtailment and settlement charges	—	—2	—	—	—	36	36
Process standardization implementation costs	—	110	—	—	—	—	110
Gain on sale of product lines, businesses and assets	—	—	—	—	—	(360)	(360)

Total Restructuring	115	110	—	136	—	(324)	37

Other:
Litigation charges	—	—	—	—	132	—	132
BMS foundation funding initiative	—	100	—	—	—	—	100
Loss on sale of investments	—	—	—	—	—	31	31
Upfront licensing, milestone and other payments	—	—	347	—	—	—	347
Acquisition related items	—	—	—	—	—	(10)	(10)
Debt repurchase	—	—	—	—	—	(7)	(7)
Product liability charges/ (insurance recoveries)	8	—	—	—	—	(5)	3

Total	$123	$210	$347	$136	$132	$(315)	633

Income taxes on items above							(205)

Decrease to Net Earnings from Continuing Operations							$428

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Cash and cash equivalents	$7,832	$7,507	$6,367	$7,683	$5,135	$5,918	$7,581	$5,033
Marketable securities - current	1,088	613	302	831	1,641	1,536	778	2,268
Marketable securities - long term	184	983	1,202	1,369	2,997	2,795	2,562	2,681
Short-term borrowings	156	124	286	231	208	290	243	117
Long-term debt	6,492	6,235	6,307	6,130	6,081	6,248	6,479	5,328

Net (debt) / cash	$2,456	$2,744	$1,278	$3,522	$3,484	$3,711	$4,199	$4,537

*	As of December 31, 2010, approximately $8.6 billion of cash and marketable securities was held in the U.S.

BRISTOL-MYERS SQUIBB COMPANY

2011 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2011
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$2.00 to $2.10
Projected Specified Items:
Downsizing and streamlining of worldwide operations	0.08
Accelerated depreciation and other shutdown costs	0.06
Upfront and milestone payments and other	0.03
Litigation recovery	(0.04)
Certain tax-related items	(0.03)

Total	0.10

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.10 to $2.20

Gross margin as a percentage of sales on a GAAP basis for the full year 2010 was 72.9%, which included specified items of $113 million and had a 0.6% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the full year 2010 gross margin as a percentage of sales was 73.5%. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2011 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See GAAP to Non-GAAP PL Reconciliation - Dec YTD tab.

Research and development expenses on a GAAP basis for the full year 2010 were $3,566 million, which included specified items of $142 million. On a non-GAAP basis, for the full year 2010 research and development expenses were $3,424 million. On a non-GAAP basis, the Company projects research and development expense for the full year 2011 to increase in the mid single digit range compared to 2010. It is estimated that 30% to 40% of the research and development expenses in 2011 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See GAAP to Non-GAAP PL Reconciliation - Dec YTD tab.

Marketing, selling and administrative expenses, on a GAAP basis for the full year 2010 were $3,686 million, which included specified items of $35 million. On a non-GAAP basis, for the full year 2010 marketing, selling and administrative expenses were $3,651 million. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2011 to grow in the mid-single diget range compared to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See GAAP to Non-GAAP PL Reconciliation - Dec YTD tab.

The effective tax rate on a GAAP basis for the full year 2010 was 25.7%, which included specified items of $32 million in the tax provision, and had a 2.1% impact on the effective tax rate in aggregate. On a non-GAAP basis, for the full year 2010 effective tax rate was 23.6%. On a non-GAAP basis, based on historical trends in 2010 the Company projects the annual effective tax rate between 25% and 26% for the full year 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See GAAP to Non-GAAP PL Reconciliation - December YTD tab.

The GAAP results for the full year 2011 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, accelerated depreciation, upfront and milestone payments and certain tax-related items. The GAAP results for the full year 2011 could also include other specified items that have not yet been identified and quantified, including any gains or losses from the purchase or sale of business or product lines, charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, additional upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter and 12 Months of 2010, January 27, 2011, including “2010 Guidance” and “Use of Non-GAAP Financial Information” therein.

The estimated impact related to new discounts associated with the Medicare Part D coverage gap is expected to reduce net sales by approximately $250 million in 2011 and the annual non-tax deductible pharmaceutical company fee is expected to be approximately $250 million in 2011 resulting in an earnings per share reduction of approximately $.14 per share after considering cost sharing with our alliance partners. The non-tax deductibility on our share of the net pharmaceutical company fee is expected to increase our effective tax rate by approximately 1% in 2011 which is considered in our effective tax rate guidance above.

With respect to the 2013 minimum non-GAAP EPS guidance, there is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP EARNINGS FROM CONTINUING OPERATIONS

BEFORE NONCONTROLLING INTEREST & TAXES AND GAAP PRETAX PROFIT MARGIN

TO NON-GAAP PRETAX PROFIT AND NON-GAAP PRETAX PROFIT MARGIN

FOR THE YEAR ENDED DECEMBER 31, 2010

(unaudited, dollar amounts in millions)

Net Sales	$19,484

Earnings from Continuing Operations Before Noncontrolling Interest & Taxes	$6,071
Earnings from Continuing Operations Before Noncontrolling Interest & Taxes as a % of Net Sales (GAAP Pretax Profit Margin)	31.2%
Excluding Specified Items [1]	665

Non-GAAP Earnings from Continuing Operations Before Noncontrolling Interest & Taxes Excluding Specified Items	6,736
Noncontrolling Interest [2]	2,094

Non-GAAP Earnings from Continuing Operations Before Taxes (Pretax Profit)	$4,642
Non-GAAP Earnings from Continuing Operations Before Taxes as a % of Net Sales (Pretax Profit Margin)	23.8%

1 Please refer to the Specified Items YTD tab for detail of specified items.
2 Noncontrolling Interest is computed as follows:

Noncontrolling interest, pre-tax	$2,094
Income taxes	683

Noncontrolling interest, net of taxes	$1,411

BRISTOL-MYERS SQUIBB COMPANY

WORKING CAPITAL PLUS CAPITAL EXPENDITURES AS A % OF NET SALES, NET OF FOREIGN EXCHANGE

GAAP TO NON-GAAP RECONCILIATIONS FOR EXECUTIVE COMPENSATION PROGRAM

($ in millions)

Working Capital Plus Capital Expenditures as a % of Net Sales, Net of Foreign Exchange(a)

Calculated at Actual Exchange Rates

		Trade Receivables		Inventory		Accounts Payable		Trade Working Capital
	Last Twelve Months (LTM) Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales	Actual	% LTM Net Sales
Q1 2010	19,293	1,961	10.2%	1,284	6.7%	(1,752)	(9.1)%	1,493	7.7%
Q2 2010	19,396	1,805	9.3%	1,265	6.5%	(1,681)	(8.7)%	1,389	7.2%
Q3 2010	19,406	1,965	10.1%	1,369	7.1%	(1,725)	(8.9)%	1,609	8.3%
Q4 2010	19,484	1,985	10.2%	1,204	6.2%	(1,983)	(10.2)%	1,206	6.2%

Qtr Avg			10.0%		6.6%		(9.2)%		7.4%

								Full Year	% LTM Net Sales
						Capital Expenditures		391	2.0%

			Working Capital and Capital Expenditures Metric						9.4%

Converted to 2010 Budgeted Foreign Exchange Rates

		Trade Receivables ex-FX		Inventory ex-FX		Accounts Payable ex-FX		Trade Working Capital ex-FX
	Last Twelve Months (LTM) Net Sales ex-FX	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales	At Budget Rate	% LTM Net Sales
Q1 2010	19,206	1,964	10.2%	1,290	6.7%	(1,759)	(9.2)%	1,495	7.8%
Q2 2010	19,296	1,843	9.6%	1,304	6.8%	(1,708)	(8.9)%	1,439	7.5%
Q3 2010	19,356	1,949	10.1%	1,316	6.8%	(1,726)	(8.9)%	1,539	8.0%
Q4 2010	19,474	1,974	10.1%	1,193	6.1%	(1,991)	(10.2)%	1,176	6.0%

Qtr Avg			10.1%		6.6%		(9.3)%		7.4%

								Full Year	% LTM Net Sales
				Capital Expenditures ex-FX				391	2.0%

			Working Capital and Capital Expenditures Metric ex-FX						9.4%

(a)	Trade working capital consists of trade receivables, inventory, and accounts payable for the biopharmaceutical business. The calculation consists of quarter-end balances taken as a percentage of the last twelve months’ net sales. The average of the four quarters is combined with the full year capital expenditures as a percentage of the last twelve months’ net sales. The Company calculates this excluding the impact of foreign exchange (FX) by adjusting the quarter end balances and the last twelve months’ net sales amounts for each quarter to the 2010 budget foreign exchange rates. This calculated metric is compared to the target to measure performance.